UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2004

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Nicollet Mall Minneapolis, Minnesota		55403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (612) 304-6073

Item 5.                                    Other Events.

On August 12, 2004, Target Corporation issued a News Release containing its financial results for the quarter ended July 31, 2004.  The News Release is attached hereto as Exhibit 99. Forward-looking statements in this release should be considered in conjunction with the cautionary statements in Exhibit (99)C to Target Corporation’s 2003 Form 10-K.

Item 7.                                    Financial Statements and Exhibits.

(c)                                       Exhibits.

99.	Target Corporation’s News Release dated August 12, 2004 containing its financial results for the quarter ended July 31, 2004.

Item 12.                             Results of Operations and Financial Condition.

On August 12, 2004, Target Corporation issued a News Release containing its financial results for the quarter ended  July 31, 2004.  The News Release is attached hereto as Exhibit 99. Forward-looking statements in this release should be considered in conjunction with the cautionary statements in Exhibit (99)C to Target Corporation’s 2003 Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: August 12, 2004	/s/ Douglas A. Scovanner
Douglas A. Scovanner
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit	Description	Method of Filing

99.	Target Corporation’s News Release dated August 12, 2004	Electronic Transmission